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                                                                    EXHIBIT 23.3



                          INDEPENDENT AUDITORS' CONSENT




We hereby consent to the use of our audit report, dated November 5, 1997, in this Annual report on Form 10-K to be filed on behalf of Naturade, Inc.





/s/ Rose, Snyder & Jacobs
--------------------------
Rose, Snyder & Jacobs
Encino, CA


March 27, 2000